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                                    FIRST                       EXHIBIT NO. 10
                                  AMENDMENT
                                    TO THE
                                BEARINGS, INC.
                          DEFERRED COMPENSATION PLAN

   WHEREAS, the Bearings, Inc. Deferred Compensation Plan (hereinafter referred to as the "Plan") was established, effective as of July 1, 1993, by Bearings, Inc. (hereinafter referred to as the "Company") to provide key executives of the Company and its affiliates with a means by which to defer all or a portion of their incentive compensation payable under the Company's Management Incentive Plan; and

   WHEREAS, the Company deems it appropriate to amend certain provisions of the Plan regarding the payment of deferred amounts;

   NOW, THEREFORE, effective as of November 1, 1994, Section 5.2 of the Plan is hereby amended to provide as follows:

     5.2 TIME OF PAYMENTS. Except as otherwise provided in this Section 5.2 or Section 5.3, distribution of the value of a Participant's Deferral Account shall commence on the date specified in his Election Form. Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to change the manner and the time of distribution of the value of his Deferral Account during the period which commences no earlier than 90 days prior to his termination of employment and ends no later than 30 days prior to his termination of employment; provided, however, that in the event a Participant's employment is terminated with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of his Deferral Account during the period which commences as of the day he receives notice of his termination of employment and ends 10 days thereafter.

   Executed at Cleveland, Ohio this 18th day of October, 1994.

                                        BEARINGS, INC.


                                        By:/S/ John C. Robinson
                                           ----------------------------
                                        Title: President & Chief
                                               Operating Officer


                                        By:/S/ Robert C. Stinson
                                           ----------------------------
                                        Title: Vice President-Adminis-
                                               tration, Human Resources,
                                               General Counsel &
                                               Secretary